Exhibit 10(ab)

SIGMA-ALDRICH CORPORATION

2005 FLEXIBLE DEFERRAL PLAN

WHEREAS, Sigma-Aldrich Corporation, a Delaware corporation (hereinafter the “Company”), 3050 Spruce Street, St. Louis, Missouri 63103, previously adopted the Sigma- Aldrich Corporation Flexible Deferral Plan (“Plan”); and

WHEREAS, the Company reserved the right to amend the Plan pursuant to Section 10 thereof; and

WHEREAS, effective January 1, 2009, the Company desires to amend and restate the Plan to incorporate provisions required by Section 409A of the Internal Revenue Code of 1986, as amended; and

WHEREAS, the Company intends that amounts deferred under the Plan as of December 31, 2004 and any earnings attributable to such deferrals shall be “grandfathered” and governed by the Plan document as in effect as of December 31, 2004 (“2003 Flexible Deferral Plan”); and

WHEREAS, the Company intends that amounts deferred on or after January 1, 2005 and any earnings attributable to such deferrals, which have not been paid on or before December 31, 2008, shall be governed by the Plan as amended and restated, effective January 1, 2009 (“2005 Flexible Deferral Plan”) and any subsequent amendments thereto;

NOW THEREFORE, the Plan is amended and restated, effective January 1, 2009, as the 2005 Flexible Deferral Plan to read as follows:

1. Establishment and Purposes.

a. Establishment. In recognition of the valuable services performed by certain employees, the Company established the Plan. The Participants participating in this Plan constitute a select group of management or highly compensated employees. It is the intention of the parties that this arrangement is unfunded for tax purposes and for purposes of Title I of ERISA.

b. Name. The Plan shall be known as the “Sigma-Aldrich Corporation 2005 Flexible Deferral Plan.”

c. Purpose. The purpose of this Plan is to allow Participants to defer a portion of their compensation so that such amounts may be paid to the Participants (or their Beneficiaries) as specified pursuant to this Plan.

2. Definitions.

Except as otherwise provided herein, the following terms shall have the definitions hereinafter indicated wherever used in this Plan with initial capital letters:

a. Beneficiary: Any person, entity, or any combination thereof, designated by a Participant in accordance with Section 7.h. of this Plan, to receive benefits under this Plan in the event of the Participant’s death, or in the absence of any such designation, his or her estate. The term “Beneficiary” shall include one or more Beneficiaries, including all contingent Beneficiaries designated.

b. Board of Directors: The Company’s Board of Directors or other governing body at any time.

c. Company: Sigma-Aldrich Corporation, a Delaware corporation, and any corporation or other entity having purchased all or substantially all of the assets and other property of Sigma-Aldrich Corporation or any successor corporation or other entity resulting from a merger or consolidation with Sigma-Aldrich Corporation.

d. Code: The Internal Revenue Code of 1986, as amended.

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e. Committee: The Committee shall mean and be comprised of the same individuals as may then be serving, at any time or from time to time, as members of the Pension Plan Committee under the Company’s Sigma-Aldrich Corporation Retirement Security Value Plan, as amended.

f. Deferral Election Form: A written document under which a Participant elects to defer a portion of his or her compensation in substantially the form of Exhibit 1 attached hereto (or such other form or by any other means, electronically or otherwise, as the Company may designate from time to time).

g. Deferred Compensation Account: Deferred Compensation Account shall have the meaning set forth in Section 6 of this Plan.

h. ERISA: The Employee Retirement Income Security Act of 1974, as amended.

i. In-Service Account: In-Service Account shall have the meaning set forth in Section 6 of this Plan.

j. Participant: An employee of the Company, or a subsidiary of the Company, selected by the Company (or a Committee or other group designated by the Company), in its discretion, to participate in this Plan, provided that all chosen employees shall be members of a select group of management or highly compensated employees.

k. Plan: Plan shall mean this Sigma-Aldrich Corporation Flexible Deferral Plan.

l. Retirement: Retirement shall mean a Participant’s termination of employment on or after attainment of age 55. A Participant shall be deemed to have terminated employment only if the Company and the Participant reasonably anticipate a permanent

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reduction in his or her level of bona fide services to a level less than 50% of the average level of bona fide services provided by the Participant in the immediately preceding thirty-six (36) months.

m. Retirement Account: Retirement Account shall have the meaning set forth in Section 6 of this Plan.

n. Trust or Trust Fund: Any trust established to hold amounts set aside by the Company in accordance with Section 6.

o. Trustee: The institution appointed by the Company and by any additional or successor trustee of the Trust Fund.

3. Participation in the Plan.

a. Eligibility. Employees of the Company, or a subsidiary of the Company, selected by the Company (or a Committee or other group designated by the Company), in its discretion, to participate in the Plan, from time to time shall be eligible to participate in this Plan. Notwithstanding any other provision herein, only individuals who are members of a select group of management or highly compensated employees may participate in this Plan. The Company hereby designates the Committee to designate, in its discretion, the individuals entitled to participate under this Plan, provided that all individuals participating hereunder must be members of a select group of management or highly compensated employees of the Company, or a subsidiary of the Company. At any time the Company may designate a different Committee or group to make such designations, or may make such designations itself.

b. Participation. Participants may elect to commence their participation in this Plan and defer payment of part of their compensation as provided herein by executing a Deferral Election Form in substantially the form of Exhibit 1 attached hereto (or such other form or by any other means, electronically or otherwise, as the Company may designate from time to time) and delivering said Deferral Election Form to the Company.

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c. Deferral Amounts. Each Deferral Election Form executed under this Plan shall specify the percentage of salary and/or bonus which is to be deferred for each year. A Participant can defer a minimum of one percent (1%), but no more than fifty percent (50%), in increments of one percent (1%), of his or her salary for any year, and a Participant may defer a minimum of one percent (1%) or up to one hundred percent (100%) of any bonus for any year designated by the Company as eligible for deferral under this Plan; provided, however, no Participant shall be allowed to defer any part or all of his or her bonus which has been classified by the Company as a “special bonus”. A Participant may elect to defer none of his or her salary and/or none of his or her bonus. For the purposes of this Plan, salary means the aggregate compensation paid to a Participant by the Company or by a subsidiary of the Company employing the Participant, including base salary, overtime pay, commissions, and all other items that constitute wages within the meaning of Section 3401(a) of the Code, but does not include any bonuses or other amounts contributed to, or received under, any other plan of deferred compensation. Compensation excludes all stock option transactions, expense account reimbursements, automobile allowances and moving expense reimbursements.

d. Election Periods. For each calendar year in which a Participant desires to defer his or her compensation under the Plan, he or she must execute and deliver a Deferral Election Form in the form and manner directed by the Company before any deferrals can become effective. The Deferral Election Form must be made by the date set forth by the Company, which shall be no later than the December 31 prior to the calendar year for which such compensation would otherwise be earned. However, in the year in which an employee is first

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eligible to participate in the Plan, such Deferral Election Form shall be filed within thirty (30) days of the date on which the employee is first eligible to participate in the Plan but such election shall apply only to the base salary earned during the remainder of the calendar year. Notwithstanding the foregoing, in the case of any bonus which is determined to be performance- based compensation under Code Section 409A, the Company may permit a Deferral Election Form to be filed up until the date that is six months before the end of the performance period, provided (i) the performance criteria are defined in writing no later than ninety (90) days after the commencement of the period of service to which the criteria relates; (ii) the Participant has performed services for the Company continuously from the later of the beginning of the performance period to which the bonus relates or the date upon which the performance criteria are established; and (iii) the bonus has not become both substantially certain to be paid and readily ascertainable. The portion of Deferral Election Form indicating the amount of compensation to be deferred for an upcoming deferral period becomes irrevocable as of the latest date on which it could be made for such year.

e. Effective Elections. All elections provided for in subparagraphs (a) through (d) in this Section shall only be effective if filed with or delivered to the Company (or its designee under Section 8 hereunder) in the manner requested or directed by the Company.

4. Participant Elective Deferrals and Designation of Schedule for Payment of Benefits.

a. Compensation Deferral. Subject to the limits specified in Section 3 herein, during each payroll period in which a Participant has elected to defer compensation under a Deferral Election Form, the Company shall defer payment of such part of the Participant’s compensation as is specified in the Deferral Election Form (herein the “Participant Elective

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Deferrals”). Such deferred amounts shall be credited to a Participant’s Deferred Compensation Account on a monthly basis (or more frequently in the Company’s discretion). However, in the case of compensation which is paid less frequently than monthly, any deferred amount shall be credited to a Participant’s Deferred Compensation Account no later than one month following the date such compensation would have been paid to the Participant in the absence of a deferral election.

b. Deferral Election Form. In addition to electing the amount of his or her compensation that shall be deferred pursuant to the Deferral Election Form, a Participant must also designate the applicable percentages of such amount (in whole percentage(s) only) to be allocated his or her Retirement Account and/or each In-Service Account(s). In the absence of such an election, the entire amount of the Participant’s Elective Deferrals shall be credited to the Participant’s Retirement Account. In the event a Participant elects to have all or any portion of Participant Elective Deferrals allocated to a new In-Service Account, such Participant must also designate on the Deferral Election form the distribution date for such account. The date must be an objectively determinable date and must be at least five (5) years from the date such In-Service Account is established.

5. Earnings Amounts. In addition to the Participant Elective Deferrals which shall be credited to a Participant’s Deferred Compensation Account, the Company shall also credit (or reduce) a Participant’s Deferred Compensation Account by an amount equal to the amount that would have been earned (or lost) if the amounts deferred under this Plan had been invested in hypothetical investments designated by the Participant from time to time, based on a list of hypothetical investments specified by the Company. The choices to be selected by the Participant among the list of available hypothetical investments may be different based on the

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Participant’s designation of when a deferral shall become payable (for example, the choices of investments for retirement deferrals may be different from the choices for deferrals to be distributed while the Participant is still in-service). Such hypothetical earnings shall be referred to in this Plan as the “Earnings Amounts.” The Participant shall designate on his or her Deferral Election Form (or in such other form or by any other means, electronically or otherwise, as the Company may designate from time to time), the investments used to measure the Earnings Amounts from the list specified by the Company. Such designations shall be made in the manner prescribed by the Company (for example, the Company may require that all designations be made in one percent (1%) increments). The Participant may change such designations on a daily basis as permitted by the Company. Earnings Amounts shall be credited to (or deducted from) the Participant’s Deferred Compensation Account at least monthly (or more frequently at the discretion of the Company). Earnings shall be credited (or deducted from) a Deferred Compensation Account until all payments with respect to such account have been made under this Plan. The Company shall not be liable or otherwise responsible for any decrease in a Participant’s Deferred Compensation Account because of the investment performance of the designated assets. To the extent that a Participant or his or her Beneficiary acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company or any subsidiary of the Company.

Notwithstanding any provision to the contrary herein, in the event a Participant is permitted to defer all or a portion of a bonus otherwise payable in shares of Company stock, the earnings and losses on the shares credited under the Plan to the Participant’s Deferred Compensation Account shall be based on the performance of the Company stock. Furthermore,

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the Company may implement such restrictions and limitations on the Participant’s ability to transfer credited shares of Company stock to other hypothetical investments available under the Plan as the Company deems appropriate in its sole discretion.

6. Deferred Compensation Account.

a. Deferred Compensation Account. The Company shall cause to be established for each Participant a bookkeeping account (the “Deferred Compensation Account”) to provide a convenient method of measuring the Company’s obligation to each Participant under this Plan. Each Participant’s Deferred Compensation Account shall be comprised of one or more subaccounts among which the Company shall record the amounts equal to the Participant’s Elective Deferrals, and the related Earnings Amounts. Such subaccounts shall be limited to an account which shall become payable to the Participant upon his or her Retirement (“Retirement Account”) and up to five (5) short-term accounts which shall be distributed to the Participant on specified payment dates (“In-Service Accounts”). Deferred Compensation Accounts shall at all times remain a part of the general assets of the Company and shall remain available for the payment of Company obligations and the obligations of the Company’s subsidiaries.

b. Unfunded Arrangement. Neither the existence of this Plan nor any Deferred Compensation Account shall be deemed to create a trust. Any trust referred to in this Plan or created by the Company in connection with this Plan, and any assets held by the trust to assist the Company in meeting its obligations under this Plan, will constitute an unfunded arrangement for tax purposes and for purposes of Title I of ERISA. Neither the existence of this Plan nor any Deferred Compensation Account shall entitle any Participant, Beneficiary or other person to a claim or lien against the assets of a Deferred Compensation Account or any other assets of the Company. Any Participant and his or her Beneficiary shall have only the rights of an unsecured general creditor in regard to receiving the benefits payable under this Plan.

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c. Status of Trust Fund. The Company is under no obligation to segregate any assets to provide for the Company’s obligations under this Plan. If the Company does elect to segregate assets into a Trust Fund pursuant to subsection (d) of this Section 6, the Deferred Compensation Accounts may be maintained on the books of the Trust Fund referenced therein.

d. Creation of Trust Fund. The Company may, but is not required to, establish a Trust Fund and make contributions to it corresponding to any or all of the obligations of the Company to make payments under this Plan. These contributions shall be credited with income, expenses, gains and losses in accordance with the investment experience of the Trust Fund. The Committee may direct the Trustee to establish investment funds within the Trust Fund. The Committee may alter the available funds or procedures for allocating the Deferred Compensation Accounts among them at any time. All assets of the Trust Funds shall remain the property of the Company. No Participant shall have any priority claim on the Trust Fund or any security interest or other right in or to them superior to the rights of general creditors of the Company or any subsidiary of the Company.

7. Benefit Payments.

a. Payments Based on Designated Schedule(s). Unless otherwise provided herein, amounts credited to a Participant’s Retirement Account shall be distributed on the first day of the seventh month immediately following the date of the Participant’s Retirement. Distribution of a Participant’s Retirement Account shall be made in a lump sum unless the Participant has designated on his or her Deferral Election Form for payment to be made in annual installments between two (2) and fifteen (15) years. If a Participant has elected to receive

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distribution of his or her Retirement Account in annual installments, such Participant may also designate on his or her Deferral Election Form a specific percentage of his or her Retirement Account balance to be distributed as the first annual installment payment, with the remaining amount to be paid in substantially equal amounts over the remaining distribution period (“First Installment Option”). In the absence of a First Installment Option election, each annual installment payment will be for substantially equal amounts, except to the extent any increase or decrease in the amount reflects the earnings or losses through the date the amount is paid.

Unless otherwise provided herein, distribution of a Participant’s In-Service Account shall be made in a lump sum on the date specified on the Participant’s Deferral Election Form unless the Participant has designated on his or her Deferral Election Form for payment to be made in substantially equal annual installments not to exceed five (5) years.

b. Payment Election Change. A Participant may elect to (i) extend the deferral period (subject to a minimum of five (5) additional years) for any In-Service Account and/or (ii) change the method of distribution (for example, the number of annual installments or to elect a First Installment Option) for any In-Service Account or Retirement Account in accordance with the procedures established by the Company. If a Participant makes such an election, then (a) such change must be made at least twelve (12) months before the original designated distribution date; (ii) such election change shall not become effective until twelve (12) months after the date the Participant submits the change to the Company and (iii) the first payment with respect to which such election is made shall be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made.

c. Mandatory Lump Sum Payment. Notwithstanding any other designation by a Participant, if the Participant’s employment with the Company terminates for any reason

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before the Participant’s attainment of age 55, an amount equal to the balance of the Participant’s Deferred Compensation Account at the time shall be paid to the Participant in a lump sum. Such payment shall be made on the first day of the seventh month immediately following the Participant’s date of termination, and the Company shall have no further liability hereunder. However, if the Participant’s termination of employment with the Company is on account of his or her death, the lump sum payment shall be made to the Participant’s designated Beneficiary on the first day of the month immediately following the date of the Participant’s death.

d. Payment Upon the Retired Participant’s Death. If a Participant, who has designated in his or her Deferral Election Form the payment of his or her Retirement Account and/or any In-Service Account over a number of years, dies at any time following the commencement of his or her payments, the payments shall continue to be made over the then balance of the years, as designated by the Participant, such payments being paid to the Participant’s Beneficiary.

e. Fixed Payment Dates. In all cases in which amounts are payable upon a fixed date, payment is deemed to be made upon the fixed date if the payment is made on such date or a later date within the same calendar year or, if later, by the 15th day of the third calendar month following the specified date (provided the Participant is not permitted, directly or indirectly, to designate the taxable year of payment).

f. Withholding. Notwithstanding any other provision herein, the Company shall be entitled to withhold from any amount payable hereunder any amount required to be withheld for income, employment or other federal, state or local taxes.

g. Payment Only from Company Assets. Except in the case of non-cash compensation deferred under the Plan, all distributions from the Plan to Participants and

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Beneficiaries shall be made in cash, unless the Committee determines that other property should be distributed. Any payment of benefits to a Participant or his or her Beneficiary shall be made from assets which shall continue, for all purposes, to be a part of the general assets of the Company. No person shall have or acquire any interest in such assets by virtue of the provisions of this Plan. To the extent that a Participant or his or her Beneficiary acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company. This Plan constitutes a mere promise by the Company to make benefit payments in the future.

h. Beneficiaries. A Participant may designate on his or her Deferral Election Form (or pursuant to such other form or writing or by other means, electronically or otherwise, as the Company may designate from time to time) a Beneficiary or Beneficiaries to receive the amounts as provided herein after his or her death. In the absence of such a designation, the Company shall pay any such amount to the Participant’s estate. A Beneficiary designation may be revoked or amended by a Participant at any time in accordance with the procedures established by the Company.

8. Administration of the Plan and Claims Procedure.

a. Determinations. The Committee, or such other Committee or individual designated by the Company, shall make all determinations as to rights to benefits under this Plan. The Committee shall have full power and authority to interpret, construe and administer this Plan. The interpretation and construction of this Plan by the Committee, and any action taken pursuant thereto, shall be binding and conclusive upon all parties in interest. All expenses of the Plan’s administration shall be paid by the Company.

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The Committee, in carrying out its duties with respect to the administration of the Plan, shall have, in addition to any other power conferred by the Plan or by law, the following powers:

(i) to determine all questions relating to eligibility to participate in the Plan;

(ii) to compute and certify to the Company the amount and kind of distributions payable to the Participants and Beneficiaries;

(iii) to maintain records necessary for the administration of the Plan that are not maintained by the Company or the Trustee, if any;

(iv) to interpret the Plan provisions and to make and publish such rules with regard to the Plan’s administration not inconsistent with the terms hereof;

(v) to establish and modify the method of accounting for the Plan;

(vi) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties hereunder; and

(vii) to perform any other acts necessary and proper for the Plan’s administration, except those that are performed by the Trustee, if any, or as otherwise limited by the Company.

b. Reports. The Company shall provide each Participant with a statement reflecting the amount of the Participant’s Deferred Compensation Account on at least a quarterly basis.

c. No Liability. No Committee member, employee, agent, officer, member, manager, volunteer or director of the Company (or its designee) shall, in any event, be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of this Plan, so long as such action or omission to act is made in good faith.

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d. Designation of Committee. The Company hereby designates the Committee to administer this Plan. Said Committee shall have all the authority as is granted to the Company under the terms of this Plan for the administration of this Plan in accordance with its terms and in ruling on such questions arising out of the administration, interpretation and application of the Plan. The Committee may approve or disapprove all Deferral Election Forms and elections in connection herewith, and make all other determinations hereunder. Members of the Committee may participate in the Plan, but no member of the Committee shall be entitled to make decisions which relate solely to his or her own participation. The Company reserves the right to designate a different Committee, or an individual, to administer this Plan from time to time, or to make any determinations directly at any time. If no such Committee or individual is designated at any time, such functions, as appropriate, may be conducted by the Company’s Board of Directors. The Company’s Board of Directors hereby reserves the right to revoke such designation at any time and to make other designations (and to revoke such designations) at any time.

e. Claims Procedure. The following provisions are hereby made a part of this Plan and are intended to meet the requirements of ERISA:

(1) The named fiduciary under this Plan is the Company.

(2) This Plan is unfunded. The Participants shall defer certain amounts under this Plan, but all benefits shall be paid from the Company’s general assets which at all times shall remain subject to the claims of the Company’s general creditors.

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(3) Direct payment by the Company is the basis of payment of benefits under this Plan.

(4) The following claims procedures shall apply for purposes of this Plan. Any and all persons presenting claims hereunder (individually or collectively, “Claimant”) must follow these procedures:

(A) For claims procedure purposes, the Committee shall appoint among themselves a chairperson of the Committee (or the chairperson of any other Committee designated by the Company to administer this Plan, or a designated member of the Board of Directors or other governing body of the Company).

(B) A Claimant shall make a claim for benefits hereunder by submitting a written claim to the Company (or its designee) in the manner set forth herein for providing notice to the Company under this Plan. The Committee shall decide whether the claim shall be allowed, and the following claims procedure shall apply:

(i) If for any reason a claim for benefits under this Plan is denied by the Committee in whole or in part, the Committee shall deliver to the Claimant a written explanation setting forth: the specific reason or reasons for the adverse determination; references to specific Plan provisions on which the determination is based; a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and a description of the Plan’s review procedure including a statement of the Claimant’s rights to bring a civil action under Section 502 of ERISA following an adverse determination on review, all written in a manner calculated to be understood by the Claimant. For this purpose:

(a) The Committee’s claim shall be deemed filed when delivered in writing as provided herein.

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(b) The Committee’s explanation shall be in writing delivered to the Claimant within 90 days after receipt of the claim by the Plan, unless the Committee determines that special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90 day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. If the period of time is extended because the Claimant has failed to provide necessary information to decide the claim, the period for making the benefit determination shall be tolled from the date on which the notification of the extension is sent to the Claimant, until the date on which the Claimant provides the information.

(ii) The Claimant shall have 60 days following his or her receipt of a notice of adverse benefit determination to file with the Committee a written request for review of the denial. Claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits. Claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant’s claim for benefits. The review of the claim shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

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(iii) In the case of a request for review of an adverse benefit determination, the Company shall designate an individual or Committee (herein the “Reviewer”) to review the claim. On review, the Reviewer shall notify the Claimant not later than 60 days after the Company’s receipt of the request for review, unless the Reviewer determines that special circumstances require an extension of time for processing the claim, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review. If the period of time is extended because the Claimant has failed to provide necessary information to decide the claim, the period for making the benefit determination shall be tolled from the date on which the notification of the extension is sent to the Claimant, until the date on which the Claimant provides the information. The decision on review shall be in writing and in the case of an adverse benefit determination shall include: (1) the specific reason or reasons for the decision; (2) references to the specific Plan provisions on which the benefit determination is based; (3) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant’s claim for benefits; and (4) a statement of the Claimant’s right to bring an action under Section 502(a) of ERISA, all written in a manner calculated to be understood by the Claimant. If the decision on review is not furnished within such time, the claim shall be deemed denied on review.

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9. Non-Assignability of Benefits. Neither any Participant nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. Such amounts shall not be subject to seizure by any creditor of a Participant or any Beneficiary hereunder, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy or insolvency of any Participant or any Beneficiary hereunder. Any such attempted assignment or transfer shall be void and shall terminate the Participant’s participation in this Plan; the Company shall thereupon have no further liability hereunder with respect to such Participant and his or her Beneficiary.

10. Amendment and Termination. This Plan may not be amended, altered or modified, retroactively, except by a written instrument signed by the Company and the impacted Participants or their respective successors. The Company may amend, alter, modify or terminate this Plan on a prospective basis at any time, provided further that no such modification or termination shall adversely affect a Participant’s entitlement to benefits attributable to amounts credited to his or her Deferred Compensation Account prior to the modification or termination of this Plan. Without limiting the generality of the foregoing, the Company reserves the right to discontinue this Plan at any time, and/or change the eligibility of the Participants as well as the percentage or amounts Participants may defer. This Plan document sets forth the terms and provisions of this Plan and any prior written or oral communications regarding the terms of this Plan shall not alter or modify the terms of this Plan. In the event the Plan is terminated, benefits shall become payable due to such termination only to the extent permissible under the regulations promulgated by the Secretary of Treasury pursuant to Code Section 409A and in the manner set forth therein.

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11. Impact on Other Benefits. Except as otherwise required by the Code or any other applicable law, this Plan and the benefits provided herein are in addition to all other benefits which may be provided by the Company to the Participants from time to time, and shall not reduce, replace or otherwise cause any reduction, in any manner, with regard to any of such other benefits. In no event shall any provision herein be deemed to amend or modify any employment agreement between the Company and any Participant, and no provision herein shall be deemed to entitle any Participant to continued employment with the Company.

12. Notices. Any notice or other communication required or permitted under this Plan shall be in writing and, if directed to the Company, shall be sent by United States certified mail, return receipt requested, postage prepaid, addressed to: Sigma-Aldrich Corporation, 3050 Spruce Street, St. Louis, Missouri 63103, Attn: Flexible Deferral Plan Committee, and, if directed to a Participant or to a Beneficiary, may be hand-delivered or mailed to such Participant or Beneficiary at the last known address for such person as it appears in the Company’s records. A notice or other communication sent by United States certified mail, return receipt requested, postage prepaid, addressed as provided above, shall be deemed to have been given on the next business day after mailing.

13. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Missouri without regard to its conflict of law rules.

14. Headings. The headings of the sections of this Plan are for reference only and are not to be utilized in construing the Plan.

15. Gender. All pronouns of whatever gender refer indifferently to persons or objects of any gender.

16. Singular and Plural. Singular terms refer also the plural number and vice versa.

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17. Severability. If any provision of this Plan is held illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and to be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

18. Section 409A Provisions. This Plan shall be interpreted in a manner consistent with the provisions of Section 409A of the Code and the regulations thereunder.

IN WITNESS WHEREOF, the Company has executed and adopted this restatement of the Plan on this 19 day of December, 2008.

SIGMA-ALDRICH CORPORATION

By:	/s/ Douglas W. Rau

Print Name:	Douglas W. Rau
Print Title:	VP Human Resources

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SIGMA-ALDRICH CORPORATION

DEFERRED COMPENSATION PLAN

EXHIBIT 1

DEFERRAL ELECTION FORM

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FIRST AMENDMENT TO THE

SIGMA-ALDRICH CORPORATION 2005 FLEXIBLE DEFERRAL PLAN

WHEREAS, Sigma-Aldrich Corporation, a Delaware corporation (hereinafter the “Company”), 3050 Spruce Street, St. Louis, Missouri 63103, previously adopted the Sigma-Aldrich Corporation 2005 Flexible Deferral Plan (“Plan”); and

WHEREAS, the Company reserved the right to amend the Plan pursuant to Section 10 thereof; and

WHEREAS, effective January 1, 2010, the Company desires to amend the Plan to allow for discretionary Company contributions;

NOW THEREFORE, effective January 1, 2010, the Plan shall be amended as follows:

1.	The definition of In-Service Account in Section 1 is deleted in its entirety and replaced with the following:

“In-Service Account: In-Service Account shall mean a subaccount of the Deferred Compensation Account which shall be distributed to the Participant on a specified payment date.”

2.	The following new definition is inserted in Section 1 therein:

“Company Contribution Account: Company Contribution Account shall mean a subaccount of a Deferred Compensation Account which shall become payable to the Participant upon his termination of employment.”

3.	The definition of Retirement Account in Section 1 is deleted in its entirety and replaced with the following:

“Retirement Account: Retirement Account shall mean a subaccount of the Deferred Compensation Account which shall become payable to the Participant upon his or her Retirement.”

4.	The following new subsection (f) is inserted at the end of Section 3 therein:

“f. Company Contributions. The Company may, in its sole discretion, credit a Participant’s Company Contribution Account at such times and in such amounts as it may determine (“Company Contribution”).

(1) Discretionary Match. In its sole discretion, the Company may credit a Participant’s Company Contribution Account with a discretionary matching contribution in an amount equal to 60% of Participant Elective Deferrals up to a maximum of 6% of compensation. Any such discretionary matching contribution will be credited annually within 90 days following the close of the applicable calendar year. For purposes of this subsection 3(f)(1), “compensation” means the amount of Participant Elective Deferrals that reduces the amount of compensation taken into account under the Sigma-Aldrich 401(k) Retirement Savings Plan for purposes of determining the maximum matching contribution under such plan.

(2) Discretionary Contribution. At the Company’s election, the Company may credit a Participant’s Company Contribution Account with a discretionary contribution in such amount and at such time as it determines.

The Company has no obligation to make a Company Contribution under this subsection 3(f), nor is the Company obligated to make a Company Contribution to all Participants or in the same amounts.”

5. The first paragraph of Subsection 5(a) is deleted in its entirety and replaced with the following:

“Earnings Amounts. In addition to the Participant Elective Deferrals and Company Contributions, if any, which shall be credited to a Participant’s Deferred Compensation Account, the Company shall also credit (or reduce) a Participant’s Deferred Compensation Account by an amount equal to the amount that would have been earned (or lost) if the amounts credited under this Plan had been invested in the available hypothetical investments specified by the Company. Such hypothetical earnings shall be referred to in this Plan as the “Earnings Amounts.” With respect to the Participant Elective Deferrals, the Participant shall designate his or her hypothetical investment(s) on the Deferral Election Form (or in such other form or by any other means, electronically or otherwise, as the Company may designate from time to time) in the manner prescribed by the Company. In the case of Company Contributions, the Company shall designate a rate of return or hypothetical investment on which Earning Amounts will be based until the Participant makes an hypothetical investment election in accordance with the procedures established by the Company. The available hypothetical investments may be differ among the Retirement Account, Company Contribution Account and the In-Service Accounts. A Participant may change his or her investment elections on a daily basis as permitted by the Company. Earnings Amounts shall be credited to (or deducted from) the Participant’s Deferred Compensation Account at least monthly (or more frequently at the discretion of the Company). Earning Amounts shall be credited (or deducted from) a Deferred Compensation Account until all payments with respect to such account have been made under this Plan. The Company shall not be liable or otherwise responsible for any decrease in a Participant’s Deferred Compensation Account because of the investment performance of the designated assets. To the extent that a Participant or his or her beneficiary acquires a right to receive payments form the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company or any [ILLEGIBLE] in its entirety and replaced with the following:

a. Deferred Compensation Account. The Company shall cause to be established for each Participant a bookkeeping account (the “Deferred Compensation Account”) to provide a convenient method of measuring the Company’s obligations to each Participant under this Plan. Each Participant’s Deferred Compensation Account shall be comprised of one or more subaccounts among which the Company shall record the amounts equal to the Participant’s Elective Deferrals, Company Contributions, if any, and the related Earnings Amounts. Such subaccounts shall include a Retirement Account, a Company Contribution Account and up to five (5) In-Service Accounts. Participants’ Deferred Compensation Accounts shall at all times remain a part of the general assets of the Company and shall remain available for the payment of Company obligations and the obligations of the Company’s subsidiaries.

7. The following is inserted at the end of Section 7(a) as a new paragraph:

“Unless otherwise provided herein, amounts credited to a Participant’s Company Contributions Account, if any, shall be distributed to the Participant in a lump sum on the first day of the seventh month immediately following the date of the Participant’s termination of employment.”

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officer this 29 day of December, 2009.

SIGMA-ALDRICH CORPORATION

By:	/s/ Douglas W. Rau

Print Name:	Douglas W. Rau
Print Title:	VP Human Resources

SIGMA-ALDRICH CORPORATION

FLEXIBLE DEFERRAL PLAN

THIS PLAN, effective as of February 1, 2003 (the “Effective Date”), is established by Sigma-Aldrich Corporation, a Delaware corporation (hereinafter the “Company”), 3050 Spruce Street, St. Louis, Missouri 63103.

RECITALS

The Company recognizes the valuable services performed for it by the employees participating in this Plan (herein the “Participants”).

The Company desires to establish this Plan to permit certain designated employees of the Company and its subsidiaries to defer payment of a portion of their compensation until the times specified pursuant to this Plan.

The Participants participating in this Plan constitute a select group of management or highly compensated employees.

It is the intention of the parties that this arrangement is unfunded for tax purposes and for purposes of Title I of ERISA.

The Company desires to provide the terms and conditions under which such amounts shall be deferred and paid.

AGREEMENTS

In consideration of these premises, the Company hereby declares:

1. Establishment and Purposes.

a. Establishment. Company hereby establishes this Plan as of the Effective Date.

b. Name. The Plan shall be known as the “Sigma-Aldrich Corporation Flexible Deferral Plan.”

c. Purpose. The purpose of this Plan is to allow Participants to defer a portion of their compensation so that such amounts may be paid to the Participants (or their Beneficiaries) as specified pursuant to this Plan.

2. Definitions.

Except as otherwise provided herein, the following terms shall have the definitions hereinafter indicated wherever used in this Plan with initial capital letters:

a. Beneficiary: Any person, entity, or any combination thereof, designated by a Participant in a written document in substantially the form of Section 7 of the Deferral Election Form attached to this Plan as Exhibit 1 and hereby made a part of this Plan (or such other form or by any other means, electronically or otherwise, as the Company may designate from time to time), to receive benefits under this Plan in the event of the Participant’s death, or in the absence of any such designation, his or her estate. The term “Beneficiary” shall include one or more Beneficiaries, including all contingent Beneficiaries designated.

b. Board of Directors: The Company’s Board of Directors or other governing body at any time.

c. Company: Sigma-Aldrich Corporation, a Delaware corporation, and any corporation or other entity having purchased all or substantially all of the assets and other property of Sigma-Aldrich Corporation or any successor corporation or other entity resulting from a merger or consolidation with Sigma-Aldrich Corporation.

d. Code: The Internal Revenue Code of 1986, as amended.

e. Deferral Election Form: A written document under which a Participant elects to defer a portion of his or her compensation in substantially the form of Exhibit 1 attached hereto (or such other form or by any other means, electronically or otherwise, as the Company may designate from time to time).

f. Deferred Compensation Account: Deferred Compensation Account shall have the meaning set forth in Section 6 of this Plan.

g. Disability or Disabled: A Participant shall be considered “Disabled” or to have a “Disability” for purposes of this Plan if he or she has a physical or mental condition which, in the judgment of the Committee, totally and permanently prevents the Participant from engaging in any substantial remunerative occupation or employment, not including any condition resulting from a Participant’s participation in the commission of a felony, or from injury received or disease contracted in the service of the Armed Forces of the United States or of any other country. A determination of Disability shall be based upon a certification from a physician selected by the Committee, or a determination under the Federal Social Security Act.

h. ERISA: The Employee Retirement Income Security Act of 1974, as amended.

i. Participant: An employee of the Company, or a subsidiary of the Company, selected by the Company (or a Committee or other group designated by the Company), in its discretion, to participate in this Plan, provided that all chosen employees shall be members of a select group of management or highly compensated employees.

j. Plan: Plan shall mean this Sigma-Aldrich Corporation Flexible Deferral Plan.

k. Committee: The Committee shall mean and be comprised of the same individuals as may then be serving, at anytime or from time to time, as members of the Pension Plan Committee under the Company’s Sigma-Aldrich Corporation Retirement Security Value Plan, as amended.

l. Trust or Trust Fund: Any trust established to hold amounts set aside by the Company in accordance with Section 6.

m. Trustee: The institution appointed by the Company and by any additional or successor trustee of the Trust Fund.

3. Participation in the Plan.

a. Eligibility. Employees of the Company, or a subsidiary of the Company, selected by the Company (or a Committee or other group designated by the Company), in its discretion, to participate in the Plan, from time to time shall be eligible to participate in this Plan. Notwithstanding any other provision herein, only individuals who are members of a select group of management or highly compensated employees may participate in this Plan. The Company hereby designates the Committee to designate, in its discretion, the individuals entitled to participate under this Plan, provided that all individuals participating hereunder must be members of a select group of management or highly compensated employees of the Company, or a subsidiary of the Company. At any time the Company may designate a different Committee or group to make such designations, or may make such designations itself.

b. Deferral Election Form. Participants may elect to commence their participation in this Plan and defer payment of part of their compensation as provided herein by executing a Deferral Election Form in substantially the form of Exhibit 1 attached hereto (or such other form or by any other means, electronically or otherwise, as the Company may designate from time to time) and delivering said Deferral Election Form to the Company. The current salary and bonus of a Participant will be thereupon reduced by the amount specified in the Deferral Election Form and said amount credited to the Deferred Compensation Account.

c. Deferral Amounts. Each Deferral Election Form executed under this Plan shall specify the percentage of base salary and/or bonus which is to be deferred for each year. A Participant can defer a minimum of one percent (1%), but no more than fifty percent (50%), in increments of one percent (1%), of his or her base salary for any year, and a Participant may defer a minimum of one percent (1%) or up to one hundred percent (100%) of his or her bonus for any year; provided, however, no Participant shall be allowed to defer any part or all of his or her bonus which has been classified by the Company as a “special bonus”. The amount to be deferred shall be deducted from the compensation otherwise payable to the Participant. A Participant may elect to defer none of his or her base salary and/or none of his or her bonus. For the purposes of this Plan, base salary means the aggregate compensation paid to a Participant by the Company or by a subsidiary of the Company employing the Participant, including salary, overtime pay, commissions, bonuses (except as specified herein) and all other items that constitute wages within the meaning of Section 3401(a) of the Code, including the amounts deferred by the Participants under this Plan but does not include any other amounts contributed to, or received under, any other plan of deferred compensation. Compensation excludes all stock option transactions, expense account reimbursements, automobile allowances and moving expense reimbursements.

d. Election Periods. At times designated by the Company, each Participant may execute and deliver a Deferral Election Form with the Company in the form and manner directed by the Company. A base salary and bonus deferral period ends each December 31st and a new deferral period begins January 1st. The election to defer for each new year must be made by December 15th of the previous year (except in the case of new employees of the Company, or a subsidiary of the Company, becoming eligible to participate in the Plan, the Deferral Election Form shall be executed and delivered within 45 days following said new Participant’s employment commencement date or within such other longer period of time as permitted by the Company from time to time). A Participant who desires to continue to participate in this Plan shall file a Deferral Election Form each year. Subject to the other provisions of this Plan providing for various specific rights and privileges of Participants to discontinue or otherwise change elections hereunder on a prospective basis, a Deferral Election Form becomes irrevocable as of the latest date on which it could be made for each year.

e. Discontinuance. If a Participant wishes to discontinue deferrals hereunder, he or she may file a Notice of Discontinuance with the Committee at any time, with such discontinuance becoming effective within fifteen days following the Committee’s receipt of such Notice of Discontinuance or, if additional time is needed by the Committee to administer or otherwise process such discontinuance, then the effective date of such discontinuance shall be as soon as is administratively convenient to the Committee. A Participant may change his or her salary deferral election but in no event shall any such changes be given effect by the Company or the Committee more than once per calendar quarter. A Notice of Deferral Election change will be effective within fifteen (15) days following the Committee’s receipt of such Notice of Deferral Election change or, if additional time is needed by the Committee to administer or otherwise process such change, then the effective date of such change shall be as soon as is administratively convenient to the Committee. Notwithstanding anything in this subparagraph (e) or elsewhere in the Plan to the contrary, under no circumstances shall any requested discontinuance or other change be effective with respect to any salary or bonus earned by the electing Participant at any times or for any periods prior to the date the Committee receives the Participant’s Notice of Discontinuance or Notice of Deferral Election change, as the case may be.

f. Recommencement. Participants who had participated in the Plan and who subsequently discontinue or otherwise terminate their participation may recommence active participation (beginning on January 1st of the next Plan year after 12 consecutive non-deferral months) by filing a new Deferral Election Form as allowed by the Company.

g. Effective Elections. All elections provided for in subparagraphs (a) through (f) in this Section shall only be effective if filed with or delivered to the Company (or its designee under Section 8 hereunder) in the manner requested or directed by the Company. In addition, all elections provided for in subparagraphs (e) and (f) in this Section shall be made subject to the prior consent and approval of the Company (or its designee under Section 8 hereunder).

4. Participant Elective Deferrals and Designation of Schedule for Payment of Benefits.

a. Compensation Deferral. Subject to the limits specified in Section 3 herein, during each payroll period in which a Participant has elected to defer compensation under a Deferral Election Form, the Company shall defer payment of such part of the Participant’s compensation as is specified in the Deferral Election Form (herein the “Participant Elective Deferrals”). Such deferred amounts shall be credited to a Participant’s Deferred Compensation Account on a monthly basis (or more frequently in the Company’s discretion).

b. Deferral Election Form. In addition to designating the amount of his or her compensation that shall be deferred in a Deferral Election Form, a Participant may also designate when such amounts shall be paid, as provided in Section 7 of this Plan.

5. Earnings Amounts. In addition to the Participant Elective Deferrals which shall be credited to a Participant’s Deferred Compensation Account, the Company shall also credit (or reduce) a Participant’s Deferred Compensation Account by an amount equal to the amount that would have been earned (or lost) if the amounts deferred under this Plan had been invested in hypothetical investments designated by the Participant from time to time, based on a list of hypothetical investments specified by the Company. The choices to be selected by the Participant among the list of available hypothetical investments may be different based on the Participant’s designation of when a deferral shall become payable (for example, the choices of investments for retirement deferrals may be different from the choices for deferrals to be distributed while the Participant is still in-service). Such hypothetical earnings shall be referred to in this Plan as the “Earnings Amounts.” The Participant shall designate the investments used to measure the Earnings Amounts from the list specified by the Company, by a written statement (or form or document) in the form of Section 6 of the Deferral Election Form attached hereto, or in such other form or by any other means, electronically or otherwise, as the Company may designate from time to time. Such designations shall be made in the manner prescribed by the Company (for example, the Company may require that all designations be made in one percent (1%) increments). The Participant may change such designations on a daily basis as permitted by the Company. Earnings Amounts shall be credited to (or deducted from) the Participant’s Deferred Compensation Account at least monthly (or more frequently at the discretion of the Company). Earnings shall be credited (or deducted from) a Deferred Compensation Account until all payments with respect to such account have been made under this Plan. The Company shall not be liable or otherwise responsible for any decrease in a Participant’s Deferred Compensation Account because of the investment performance of the designated assets. To the extent that a Participant or his or her Beneficiary acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company or any subsidiary of the Company.

6. Deferred Compensation Account.

a. Deferred Compensation Account. The Company shall cause to be established for each Participant a bookkeeping account (the “Deferred Compensation Account”) to provide a convenient method of measuring the Company’s obligation to each Participant under this Plan. The Company shall record in each account the amounts equal to the Participant Elective Deferrals, and the related Earnings Amounts. Deferred Compensation Accounts shall at all times remain a part of the general assets of the Company and shall remain available for the payment of Company obligations and the obligations of the Company’s subsidiaries. In addition, at its discretion, the Company may also establish additional bookkeeping accounts for each Participant, including up to four (4) different in-service accounts in addition to a retirement account.

b. Unfunded Arrangement. Neither the existence of this Plan nor any Deferred Compensation Account shall be deemed to create a trust. Any trust referred to in this Plan or created by the Company in connection with this Plan, and any assets held by the trust to assist the Company in meeting its obligations under this Plan, will constitute an unfunded arrangement for tax purposes and for purposes of Title I of ERISA. Neither the existence of this Plan nor any Deferred Compensation Account shall entitle any Participant, Beneficiary or other person to a claim or lien against the assets of a Deferred Compensation Account or any other assets of the Company. Any Participant and his or her Beneficiary shall have only the rights of an unsecured general creditor in regard to receiving the benefits payable under this Plan.

c. Status of Trust Fund. The Company is under no obligation to segregate any assets to provide for the Company’s obligations under this Plan. If the Company does elect to segregate assets into a Trust Fund pursuant to subsection (d) of this Section 6, the Deferred Compensation Accounts may be maintained on the books of the Trust Fund referenced therein.

d. Creation of Trust Fund. The Company may, but is not required to, establish a Trust Fund and make contributions to it corresponding to any or all of the obligations of the Company to make payments under this Plan. These contributions shall be credited with income, expenses, gains and losses in accordance with the investment experience of the Trust Fund. The Committee may direct the Trustee to establish investment funds within the Trust Fund. The Committee may alter the available funds or procedures for allocating the Deferred Compensation Accounts among them at any time. All assets of the Trust Funds shall remain the property of the Company. No Participant shall have any priority claim on the Trust Fund or any security interest or other right in or to them superior to the rights of general creditors of the Company or any subsidiary of the Company.

7. Benefit Payments.

a. Payments Based on Designated Schedule(s). In addition to designating the amount to be deferred, on each Deferral Election Form, the Participant may designate (among a list of options provided by the Company) when the benefits (equal to the Participant’s Deferred Compensation Account balance) will be paid under this Plan. At a minimum, Participants will have the option to have the amounts paid at retirement age (hereby designated as age 55), and/or at up to four designated times prior to retirement (thus, up to four “in-service” distributions can be specified). A Participant shall be deemed to have retired, solely for the purpose of this Plan, if his or her employment terminates after he or she has attained age 55, regardless of his or her prior years of service. Subject to other provisions of this Plan providing for mandatory methods of distributions in the event of various circumstances giving rise to the right to receive the Deferred Compensation Account, to the extent provided in the applicable Deferral Election Form, the Participant Deferred Compensation Account balance may be paid out in a lump sum or over a specified period of years.

In the case of payments to be made upon retirement, the maximum payment period shall be fifteen (15) years. For payments to be made while the Participant is still employed on a full-time basis by the Company, or a subsidiary of the Company (i.e., in-service distributions), the payments will be made in a lump sum or in installments, with the maximum payment period being five (5) years. Notwithstanding the foregoing, however, in the case of in-service distributions, the Participant’s Elective Deferrals must be deferred for at least five (5) years from the date the Participant’s Deferred Compensation Account was first established. The method of distribution (for example, the length of the installment payment period) can be changed by the Participant (in a manner permitted by the Company) at any time more than sixty (60) days before the original designated distribution date. The method of distribution designated by the Participant will apply if the Participant’s employment with the Company, or a subsidiary of the Company, terminates at anytime after attaining the normal retirement age or in the case of any in-service distribution designated by the Participant. When applicable, payments shall be made by the Company within sixty (60) days of the designated date.

b. Mandatory Lump Sum Payment. Notwithstanding any other designation by a Participant, if the Participant’s employment with the Company terminates for any reason (including the Participant’s death or Disability) at any time before the Participant has reached the retirement age specified in subparagraph (a) of this Section 7, an amount equal to the balance of the Participant’s Deferred Compensation Account at the time shall be paid to the Participant in a lump sum, and the Company shall have no further liability hereunder. In the event the Participant dies after such termination, but before receiving such a lump sum payment, an amount equal to the Participant’s Deferred Compensation Account shall be paid to the Participant’s designated Beneficiary.

c. Payment Upon the Retired Participant’s Death. If a Participant, who has designated in his or her Deferral Election Form the payment of his or her Deferred Compensation Account over a number of years, dies at any time following the commencement of his or her payments, the payments shall continue to be made over the then balance of the years, as designated by the Participant, such payments being paid to the Participant’s Beneficiary.

d. Withholding. Notwithstanding any other provision herein, the Company shall be entitled to withhold from any amount payable hereunder any amount required to be withheld for income, employment or other federal, state or local taxes.

e. Payment Only from Company Assets. All distributions from the Plan to Participants and Beneficiaries shall be made in cash, unless the Committee determines that other property should be distributed. Any payment of benefits to a Participant or his or her Beneficiary shall be made from assets which shall continue, for all purposes, to be a part of the general assets of the Company. No person shall have or acquire any interest in such assets by virtue of the provisions of this Plan. To the extent that a Participant or his or her Beneficiary acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company. This Plan constitutes a mere promise by the Company to make benefit payments in the future.

f. Beneficiaries. A Participant may designate his or her Beneficiary or Beneficiaries to receive the amounts as provided herein after his or her death by delivering a writing to the Company in substantially the form of Section 7 of the Deferral Election Form attached hereto (or such other form or by other means, electronically or otherwise, as the Company may designate from time to time), designating a beneficiary or beneficiaries. In the absence of such a designation, the Company shall pay any such amount to the Participant’s estate.

8. Administration of the Plan and Claims Procedure.

a. Determinations. The Committee, or such other Committee or individual designated by the Company, shall make all determinations as to rights to benefits under this Plan. The Committee shall have full power and authority to interpret, construe and administer this Plan. The interpretation and construction of this Plan by the Committee, and any action taken pursuant thereto, shall be binding and conclusive upon all parties in interest. All expenses of the Plan’s administration shall be paid by the Company.

The Committee, in carrying out its duties with respect to the administration of the Plan, shall have, in addition to any other power conferred by the Plan or by law, the following powers:

(i) to determine all questions relating to eligibility to participate in the Plan;

(ii) to compute and certify to the Company the amount and kind of distributions payable to the Participants and Beneficiaries;

(iii) to maintain records necessary for the administration of the Plan that are not maintained by the Company or the Trustee, if any;

(iv) to interpret the Plan provisions and to make and publish such rules with regard to the Plan’s administration not inconsistent with the terms hereof;

(v) to establish and modify the method of accounting for the Plan;

(vi) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties hereunder; and

(vii) to perform any other acts necessary and proper for the Plan’s administration, except those that are performed by the Trustee, if any, or as otherwise limited by the Company.

b. Reports. The Company shall provide each Participant with a statement reflecting the amount of the Participant’s Deferred Compensation Account on at least a quarterly basis.

c. No Liability. No Committee member, employee, agent, officer, member, manager, volunteer or director of the Company (or its designee) shall, in any event, be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of this Plan, so long as such action or omission to act is made in good faith.

d. Designation of Committee. The Company hereby designates the Committee to administer this Plan. Said Committee shall have all the authority as is granted to the Company under the terms of this Plan for the administration of this Plan in accordance with its terms and in ruling on such questions arising out of the administration, interpretation and application of the Plan. The Committee may approve or disapprove all Deferral Election Forms and elections in connection herewith, and make all other determinations hereunder. Members of the Committee may participate in the Plan, but no member of the Committee shall be entitled to make decisions which relate solely to his or her own participation. The Company reserves the right to designate a different Committee, or an individual, to administer this Plan from time to time, or to make any determinations directly at any time. If no such Committee or individual is designated at any time, such functions, as appropriate, may be conducted by the Company’s Board of Directors. The Company’s Board of Directors hereby reserves the right to revoke such designation at any time and to make other designations (and to revoke such designations) at any time.

e. Claims Procedure. The following provisions are hereby made a part of this Plan and are intended to meet the requirements of ERISA:

(1) The named fiduciary under this Plan is the Company.

(2) This Plan is unfunded. The Participants shall defer certain amounts under this Plan, but all benefits shall be paid from the Company’s general assets which at all times shall remain subject to the claims of the Company’s general creditors.

(3) Direct payment by the Company is the basis of payment of benefits under this Plan.

(4) The following claims procedures shall apply for purposes of this Plan. Any and all persons presenting claims hereunder (individually or collectively, “Claimant”) must follow these procedures:

(A) For claims procedure purposes, the Committee shall appoint among themselves a chairperson of the Committee (or the chairperson of any other Committee designated by the Company to administer this Plan, or a designated member of the Board of Directors or other governing body of the Company).

(B) A Claimant shall make a claim for benefits hereunder by submitting a written claim to the Company (or its designee) in the maimer set forth herein for providing notice to the Company under this Plan. The Committee shall decide whether the claim shall be allowed, and the following claims procedure shall apply:

(i) If for any reason a claim for benefits under this Plan is denied by the Committee in whole or in part, the Committee shall deliver to the Claimant a written explanation setting forth: the specific reason or reasons for the adverse determination; references to specific Plan provisions on which the determination is based; a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and a description of the Plan’s review procedure including a statement of the Claimant’s rights to bring a civil action under Section 502 of ERISA following an adverse determination on review, all written in a manner calculated to be understood by the Claimant. For this purpose:

(a) The Committee’s claim shall be deemed filed when delivered in writing as provided herein.

(b) The Committee’s explanation shall be in writing delivered to the Claimant within 90 days after receipt of the claim by the Plan, unless the Committee determines that special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90 day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. If the period of time is extended because the Claimant has failed to provide necessary information to decide the claim, the period for making the benefit determination shall be tolled from the date on which the notification of the extension is sent to the Claimant, until the date on which the Claimant provides the information.

(ii) The Claimant shall have 60 days following his or her receipt of a notice of adverse benefit determination to file with the Committee a written request for review of the denial. Claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits. Claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant’s claim for benefits. The review of the claim shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

(iii) In the case of a request for review of an adverse benefit determination, the Company shall designate an individual or Committee (herein the “Reviewer”) to review the claim. On review, the Reviewer shall notify the Claimant not later than 60 days after the Company’s receipt of the request for review, unless the Reviewer determines that special circumstances require an extension of time for processing the claim, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review. If the period of time is extended because the Claimant has failed to provide necessary information to decide the claim, the period for making the benefit determination shall be tolled from the date on which the notification of the extension is sent to the Claimant, until the date on which the Claimant provides the information. The decision on review shall be in writing and in the case of an adverse benefit determination shall include: (1) the specific reason or reasons for the decision; (2) references to the specific Plan provisions on which the benefit determination is based; (3) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant’s claim for benefits; and (4) a statement of the Claimant’s right to bring an action under Section 502(a) of ERISA, all written in a manner calculated to be understood by the Claimant. If the decision on review is not furnished within such time, the claim shall be deemed denied on review.

9. Non-Assignability of Benefits. Neither any Participant nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. Such amounts shall not be subject to seizure by any creditor of a Participant or any Beneficiary hereunder, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy or insolvency of any Participant or any Beneficiary hereunder. Any such attempted assignment or transfer shall be void and shall terminate the Participant’s participation in this Plan; the Company shall thereupon have no further liability hereunder with respect to such Participant and his or her Beneficiary.

10. Amendment and Termination. This Plan may not be amended, altered or modified, retroactively, except by a written instrument signed by the Company and the impacted Participants or their respective successors. The Company may amend, alter, modify or terminate this Plan on a prospective basis at any time, provided further that no such modification or termination shall adversely affect a Participant’s entitlement to benefits attributable to amounts credited to his or her Deferred Compensation Account prior to the modification or termination of this Plan. Without limiting the generality of the foregoing, the Company reserves the right to discontinue this Plan at any time, and/or change the eligibility of the Participants as well as the percentage or amounts Participants may defer. This Plan document sets forth the terms and provisions of this Plan and any prior written or oral communications regarding the terms of this Plan shall not alter or modify the terms of this Plan.

11. Impact on Other Benefits. Except as otherwise required by the Code or any other applicable law, this Plan and the benefits provided herein are in addition to all other benefits which may be provided by the Company to the Participants from time to time, and shall not reduce, replace or otherwise cause any reduction, in any manner, with regard to any of such other benefits. In no event shall any provision herein be deemed to amend or modify any employment agreement between the Company and any Participant, and no provision herein shall be deemed to entitle any Participant to continued employment with the Company.

12. Notices. Any notice or other communication required or permitted under this Plan shall be in writing and, if directed to the Company, shall be sent by United States certified mail, return receipt requested, postage prepaid, addressed to: Sigma-Aldrich Corporation, 3050 Spruce Street, St. Louis, Missouri 63103, Attn: Flexible Deferral Plan Committee, and, if directed to a Participant or to a Beneficiary, may be hand-delivered or mailed to such Participant or Beneficiary at the last known address for such person as it appears in the Company’s records. A notice or other communication sent by United States certified mail, return receipt requested, postage prepaid, addressed as provided above, shall be deemed to have been given on the next business day after mailing.

13. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Missouri without regard to its conflict of law rules.

14. Headings. The headings of the sections of this Plan are for reference only and are not to be utilized in construing the Plan.

15. Gender. All pronouns of whatever gender refer indifferently to persons or objects of any gender.

16. Singular and Plural. Singular terms refer also the plural number and vice versa.

17. Severability. If any provision of this Plan is held illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and to be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

IN WITNESS WHEREOF, the Company has executed and adopted this Plan as of the Effective Date.

SIGMA-ALDRICH CORPORATION

By:	/s/ Kirk A. Richter
	Print Name:	Kirk A. Richter
	Print Title:	Treasurer

SIGMA-ALDRICH CORPORATION

DEFERRED COMPENSATION PLAN

EXHIBIT 1

DEFERRAL ELECTION FORM

Sigma-Aldrich Corporation

Flexible Deferral Plan (FDP)

2003 Deferral Election Form

Section 1: Employee Information

Employee’s Name (Last, First, M.I.)	Date of Birth
Social Security Number	Date of Hire
Street	City
State	Zip

Section 2: Deferral Elections

I hereby submit this request to the Company regarding the deferral of Plan Year 2003 compensation. I understand that the amount specified below will be deducted from my earned income for the Plan Year February 1, 2003, through December 31, 2003, and applied to my FDP account.

☐	Deferral — Salary (inclusive of Commissions, if any)

Please deduct % of my 2003 salary and commission. (minimum 1%; maximum 50%)

☐	Deferral — Bonus (inclusive of Company discretionary bonus, if any)

Please deduct % of my 2002 bonus paid in 2003. (minimum 1%; maximum 100%)

☐	No Deferral

Section 3: Account Type

The Flexible Deferral Plan allows you to allocate deferrals into two (2) types of accounts – a retirement account and/or a short-term account.

I request that my Plan Year 2003 deferral(s) be allocated as indicated in this section. I understand that deferrals will automatically be credited to my retirement account, unless I specify a percentage (%) be directed to the short-term account. (Allocate in 10% increments. Total must equal 100%.)

Please allocate % of my total deferral to my retirement account.

Please allocate % of my total deferral to my short-term account.
(You must elect a Payment Date in Section 4.)

Section 4: Short-Term Account Payment Date

(Do not complete if 100% to retirement account.)

I hereby elect to establish a short-term account. I understand that the Payment Date is irrevocable and that I may establish one short-term account each year, subject to an overall total of four (4) accounts.

The Payment Date must be a minimum of five (5) years from the year of your original deferral election into that account. For Plan Year 2003, the earliest payment date is February 1, 2008.

I elect my short-term account to be payable on .
(Month Day, Year)

Nov 2002	1

Sigma-Aldrich Corporation

Flexible Deferral Plan (FDP)

2003 Deferral Election Form

Section 5: Payment Options

I request that my FDP Plan Year 2003 deferral(s) be paid according to the option(s) indicated in this section. I understand that changes can be made up to 60 days before my retirement date or the Payment Date that I have elected in Section 4. I also understand that any payments will commence no later than 60 days after the elected Payment Date.
Retirement Account		Short-Term Account
☐	Lump sum	☐	Lump sum
☐	Annual payments over years (five (5), 10 or 15)	☐	Annual payments over years (no more than five (5))

Section 6: Investment Selections

I hereby request that my future deferrals be allocated as if invested in the following fund(s) according to the percentage(s) that I have indicated. I understand that this investment election will apply only to my FDP Plan Year 2003 deferral(s) until I change it.

	Retirement Account		Short-Term Account
	(in 1% increments)		(in 1% increments)
Fidelity Money Market Trust: Retirement		%		%
Fidelity Intermediate Bond Fund		%		%
Fidelity Balanced Fund		%		%
Fidelity Growth & Income Portfolio		%		%
Fidelity Spartan US Equity Index Fund		%		%
Fidelity Blue Chip Growth Fund		%		%
Fidelity Mid-Cap Stock Fund		%		%
Fidelity Diversified International Fund		%		%
Total:	100%		100%

Nov 2002	2

Sigma-Aldrich Corporation

Flexible Deferral Plan (FDP)

2003 Deferral Election Form

Section 7: Employee Beneficiary Designation

I hereby name the following person or persons, entity or entities (herein called “Designated Beneficiary(ies)”) to receive such amounts, if any, that are payable under the Plan after my death:

Primary Beneficiary #1	Name

%
SSN
Primary Beneficiary #2	Name

%
SSN
Contingent Beneficiary #1	Name

%
SSN
Contingent Beneficiary #2	Name

%
SSN
If a Trust is designated, include the full name of the Trust, the date of execution, the Trustee’s name, address and identification.

I understand that this Beneficiary Designation will apply to all of my deferral accounts and shall remain in effect until revoked by me in writing or until superseded by my execution and delivery of a substitute Beneficiary Designation Form. I understand that no such revocation or substitute Beneficiary Designation Form will be effective until it is actually received by the Plan Administrator.

(Employee’s Signature)		(Date)

Nov 2002	3

Sigma-Aldrich Corporation

Flexible Deferral Plan (FDP)

2003 Deferral Election Form

Section 8: Employee Authorization

I acknowledge receipt of a copy of the Sigma-Aldrich Corporation Flexible Deferral Plan Participant Information Booklet and confirm that I have reviewed and understood all the terms and conditions thereof, which terms, provisions, and conditions are hereby incorporated by reference into this Deferral Election.

(Employee’s Signature)	(Date)

This request must be completed and returned by January 15, 2003, to:
The Todd Organization, 701 Market Street, Suite 1000, St. Louis, MO 63101

For Sigma-Aldrich Use Only

The Company hereby acknowledges the receipt and agrees to the deferral requested, subject to the terms and conditions of the Plan.

(Date)	(By)	(Title)

Nov 2002	4

AMENDMENT TO THE SIGMA-ALDRICH CORPORATION FLEXIBLE

DEFERRAL PLAN

WHEREAS, Sigma-Aldrich Corporation (“Company”) previously adopted the Sigma-Aldrich Corporation Flexible Deferral Plan (“Plan”); and

WHEREAS, the Company reserved the right to amend the Plan pursuant to Section 10 thereof; and

WHEREAS, the Company desires to amend the Plan in certain respects effective January 1, 2005;

NOW, THEREFORE, effective January 1, 2005, Section 10 of the Plan is hereby amended to read as follows:

This Plan may not be amended, altered or modified, retroactively, except by a written instrument signed by the Company and the impacted Participants or their respective successors. The Company may amend, alter, modify or terminate this Plan on a prospective basis at any time, provided that no such modification or termination shall adversely affect a Participant’s entitlement to benefits attributable to amounts credited to his or her Deferred Compensation Account prior to the modification or termination of this Plan. (Notwithstanding the foregoing, the Company may amend, alter, modify or terminate this Plan, whether retroactively or prospectively, to comply with or otherwise address the requirements and provisions of Section 409A of the Code and the guidance and regulations issued thereunder by a written instrument signed by the Company.) Without limiting the generality of the foregoing, the Company reserves the right to discontinue this Plan at any time, and/or change the eligibility of the Participants as well as the percentage or amounts Participants may defer. This Plan document sets forth the terms and provisions of this Plan, and any prior written or oral communications regarding the terms of this Plan shall not alter or modify the terms of this Plan.

The Company has caused this Amendment to be executed this 23 day of December, 2004.

SIGMA-ALDRICH CORPORATION

/s/ Kirk A. Richter
By:	Kirk A. Richter
Title:	Treasurer

AMENDMENT TO THE SIGMA-ALDRICH CORPORATION FLEXIBLE

DEFERRAL PLAN

WHEREAS, Sigma-Aldrich Corporation (“Company”) previously adopted the Sigma-Aldrich Corporation Flexible Deferral Plan (“Plan”); and

WHEREAS, the Company reserved the right to amend the Plan pursuant to Section 10 thereof; and

WHEREAS, the Company desires to amend the Plan to eliminate Patty Fish’s interest therein;

NOW, THEREFORE, effective September 16, 2005, the Plan is hereby amended by adding the following sentence at the end of Section 10:

Upon Patty Fish’s termination of employment with the Company, her participation in the Plan was terminated and, as a result, her entire interest in the Plan was subsequently distributed to her on September 16, 2005.

The Company has caused this Amendment to be executed this 15th day of December, 2005.

SIGMA-ALDRICH CORPORATION

/s/ Kirk A. Richter
By:	Kirk A. Richter
Title:	Treasurer